UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                                February 12, 2004


                     HERITAGE FINANCIAL HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


               000-31825                          63-1259533
        (Commission  File  No.)      (IRS  Employer  Identification  No.)


          211 Lee Street NE
           DECATUR,  ALABAMA                        35601
        (Address  of  principal                  (Zip Code)
          executive  offices)

                                  (256) 355-9500
               (Registrant's telephone number including area code)


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ITEM 7.   FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (c)  EXHIBITS.

               Exhibit  99.1   Press  Release  dated  March  30,  2004.

ITEM 12.  DISCLOSURE  OF  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.
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          On  February  12,  2004,  Heritage  Financial Holding Corporation (the
"Company") announced its financial results for the quarter and year ended December 31, 2003. Subsequent to the announcement of financial results, the Company revised its financial statements to incorporate certain amounts paid in settlement of a pending lawsuit. On March 30, 2004, the Company announced its revised financial results for the quarter and year ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    HERITAGE  FINANCIAL  HOLDING  CORPORATION

                                         By:        /s/ WILLIAM  M.  FOSHEE
                                               ---------------------------------
                                                      William  M.  Foshee
                                                Its  Chief  Financial  Officer

Date:  March  30,  2004
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